Exhibit 24

Power of Attorney

Know all by these presents, that the undersigned hereby constitutes and appoints each of Simeon Brinberg, Mark H. Lundy and David W. Kalish,

signing singly, the undersigned's true and lawful attorney-in-fact to:



(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of One Liberty Properties, Inc.

(the "Company"), Forms 3,4,and 5 in accordance with Section 16 (a) of the

Securities Exchange Act of 1934 and the rules thereunder;


(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form

3,4 or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange

Commission and any stock exchange or similar authority; and


(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such

Form 3, 4, or 5, complete and execute any amendment or amendments thereto,

and timely file such form with the United States Securities and Exchange

Commission and any stock exchange or similar authority;

And The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in the full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13th day of September, 2002.





/s/ Fredric H. Gould


Signature